PEARL MUTUAL FUNDS                                                         Mail:           PO Box 209
                                                                                   Muscatine IA 52761
DAVID M. STANLEY, Chairman & President            JOHN W. AXEL             Office:      Octagon Place
ROBERT H. SOLT, Executive Vice President          JEFFREY R. BOEYINK                 2610 Park Avenue
KEVIN J. BURNS,                                   DOUGLAS B. CODER                 Muscatine IA 52761
     Vice President of Investment Management      DR. DAVID N. DE JONG
JANET R. VAN ALSBURG,                             DAVID L. EVANS           Telephone:    563-288-2773
    Assistant Secretary & Assistant Treasurer     ROBERT W. TOBORG         Toll-free:    866-747-9030
PEGGY A. CHERRIER, Assistant Secretary            Trustees                 Fax:          563-288-4101
RENATA R. LAMAR, Assistant Treasurer                                       E-mail: info@pearlfunds.com
KAREN J. GRELL, Assistant Treasurer                                        Web:     www.pearlfunds.com

                                                                             August 9, 2001

Dear Fellow Shareholder:                     SEMIANNUAL REPORT: FIRST HALF 2001
                                             ----------------------------------

Reorganization Done; Public Offering of Two Funds Began on July 2. As we
-----------------------------------------------------------------
reported in our July 30 letter to all of you who were shareholders of Mutual Selection Fund, on July 2, 2001, Mutual Selection Fund (MSF) became Pearl Total Return Fund, a series of Pearl Mutual Funds, a Massachusetts business trust, in a tax-free reorganization. Throughout this letter, "Pearl Total Return Fund" refers to Pearl Total Return Fund; as a series of Pearl Mutual Funds, and to its predecessor, MSF. As of July 2:

 . Each shareholder's MSF shares were replaced by the same number of shares of Pearl Total Return Fund, with the same account number, same net asset value per share, and same account value.

 .  Pearl Aggressive Growth Fund began operations as a series of Pearl Mutual
   Funds and Pearl Mutual Funds became a family of two no-load funds of funds.

 . Shares of both Funds are available for purchase by U.S. residents in 15 states which have more than half of the U.S. population: Arizona, California, Colorado, Florida, Illinois, Iowa, Michigan, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Texas, and Wisconsin. Also, existing shareholders in other states may have the ability to buy shares of one or both Funds. Please contact us if you have any questions regarding an investment.

 . Shareholders also have the privilege to exchange shares (a minimum of $1,000) of one Fund for shares of the other Fund as stated on page 13 of the Prospectus.

We warmly welcome all our new shareholders, and the many shareholders of Pearl
------------------------------------------
Total Return Fund who have chosen to become Pearl Aggressive Growth Fund shareholders. See Recent Developments regarding Pearl Aggressive Growth Fund, pages 6 & 7.

Unaudited June 30 financial statements for Mutual Selection Fund (which is now Pearl Total Return Fund) are attached as part of this report. (Because Pearl Aggressive Growth Fund began operations on July 2, it does not yet have financial statements to include in this report. See Recent Developments on pages 6 & 7.)

This report and the financial statements contained herein are provided for the general information of the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before you invest or send money. For more information on either Fund, including fees and expenses, please call (toll free) 866-747-9030, or visit our website at www.pearlfunds.com

Total Return. We are very pleased that Pearl Total Return Fund had a 5.03% total
------------
return for the six months ended June 30, 2001. During this period the stock markets were moderately volatile but mostly went down. This means Pearl Total Return Fund's net asset value per share, after deducting all expenses, increased 5.03%, from $10.54 at December 31, 2000 (after deducting the year-end income dividend and capital gains distribution) to $11.07 at June 30, 2001.

The total return of Pearl Total Return Fund (formerly MSF) for the following years ended December 31, was 1.56% in 2000, 26.99% in 1999, 4.60% in 1998,
14.75% in 1997, 14.19% in 1996, and 21.13% in 1995.

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

As of June 30, 2001, Pearl Total Return Fund's average annual total returns for the 1, 5 and 10 year periods were 8.82%, 11.57% and 11.55%, respectively. From July 1, 1972 through July 1, 2001, Pearl Total Return Fund's shares were not registered under the Securities Act of 1933 and sales were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001. Pearl Management Company has contractually undertaken to reimburse Pearl Total Return Fund until December 31, 2005 all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.96% of average net assets up to $30 million; 0.90% in excess of $30 million up to $100 million; and 0.78% in excess of $100 million.

Comparative Performance. Pearl Total Return Fund seeks to outperform the average
-----------------------
U.S. equity mutual fund on a long-term risk-adjusted total return basis. Total return means total growth of the investment, with all dividends and capital gains reinvested. Risk-adjusted total return is summarized below. This Fund compares its performance with three broad stock indexes -- Morgan Stanley Capital International (MSCI) World Index, Value Line (Geometric) Index, and Wilshire 5000 Index -- plus two mutual fund averages: All Equity Funds Average (Lipper) and the All Long-Term Taxable Funds Average (Lipper).

First Half 2001 Performance. Total Return of Pearl Total Return Fund and
---------------------------
Comparison Indexes as of 6-30-01, with dividends reinvested (except for Value Line Index):

               Pearl Total Return Fund                   5.03%
               MSCI World Index                        -10.55%
               Value Line Index                          1.64%
               Wilshire 5000 Index                     - 5.79%
               All Equity Funds Average                - 7.43%
               All Long-Term Taxable Funds Average     - 5.03%

The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Value Line (Geometric) Index is an unmanaged index that equally weights all publicly-traded U.S. common stocks and is generally representative of the performance of the average U.S. common stock. The Wilshire 5000 index is an unmanaged index that is market-capitalization weighted and includes all publicly-traded U.S. common stocks, and is generally representative of the performance of the average dollar invested in U.S. common stocks. Pearl Total Return Fund's holdings are not identical to the All Equity Funds Average (Lipper), the All Long-Term Taxable Funds Average (Lipper), the MSCI World Index, the Value Line (Geometric) Index, the Wilshire 5000 Index, or any other market index. Therefore, the performance of the Fund will not mirror the returns of any particular index. All returns reflect reinvested dividends except those of Value Line (Geometric) Index.

We are very pleased to have outperformed all five comparison indexes in the first half of 2001. This gain is encouraging in a year that has been difficult for most stocks and stock markets. However, past performance does not predict future performance.

Performance for 1, 5, and 10 years as of 6-30-01. Average Annual Total Returns
------------------------------------------------
of Pearl Total Return Fund and Comparison Indexes, with dividends reinvested (except for Value Line Index):

                                           1 year       5 years     10 years
                                           ------       -------     --------

    Pearl Total Return Fund                   8.82%     11.57%      11.55%
    MSCI World Index                        -20.30%      8.15%      10.03%
    Value Line Index                        - 1.94%      2.45%       5.49%
    Wilshire 5000 Index                     -15.34%     13.06%      14.56%
    All Equity Funds Average                -13.16%      9.29%      12.57%
    All Long-Term Taxable Funds Average     - 7.47%      7.86%      10.99%

Pearl Total Return Fund's average annual total return was better than most of the comparison indexes over the past five and ten years ending June 30, 2001, and we are very encouraged by significantly outperforming all five indexes over the past one year. Past performance does not predict future performance.

Risk-Adjusted Performance. Two factors should be considered together in
-------------------------
assessing a mutual fund's performance: its total return and its risk. Therefore, we measure Pearl Total Return Fund's total return in relation to the risk (volatility) it incurred, and then we compare this risk-adjusted return with our comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) of the returns -- and therefore the risk -- of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. A low standard deviation is desirable.

The annualized standard deviations over the past one year (12 months ending 6-30-01) were:

               Pearl Total Return Fund                14.12 %
               MSCI World Index                       13.85 %
               Value Line Index                       19.37 %
               Wilshire 5000 Index                    17.89 %
               All Equity Funds Average               17.83 %
               All Long-Term Taxable Funds Average    13.89 %

Pearl Total Return Fund was significantly less volatile than three of the comparison indexes over the last year and slightly more volatile than the other two benchmarks.

The Sharpe ratio, a conventional measure, combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (excess total return above the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes, as of 6-30-01:

                                           1 year       3 years     5 years
                                           ------       -------     -------

Pearl Total Return Fund                      0.24         0.23       0.54
MSCI World Index                           - 1.96       - 0.27       0.21
Value Line Index                           - 0.41       - 0.69     - 0.21
Wilshire 5000 Index                        - 1.23       - 0.09       0.45
All Equity Funds Average                   - 1.10         0.04       0.24
All Long-Term Taxable Funds Average        - 0.99         0.03       0.22

We are pleased that Pearl Total Return Fund had better risk-adjusted performance than all five comparison indexes over each of the past one-, three-, and five-year periods ending June 30, 2001. This Fund's continuing goal is a strong total return in relation to risk. We must reiterate that past performance does not predict future performance.

Net Assets of Pearl Total Return Fund increased from $58,874,641 at December 31,
----------
2000 to $62,347,141 at June 30, 2001. This increase was due primarily to investment performance and partially to additional purchases of the Fund's shares. See Recent Developments on pages 6 & 7 of this report.

Expenses. Pearl Total Return Fund's total expenses were 0.46% of the Fund's
--------
average net assets (annualized rate 0.93%) during the first half of 2001. We believe this Fund is one of the lowest-cost funds of its type (independent fund of funds) in the U.S.

Contractually, each Fund's total annual operating expenses cannot exceed 0.96% of its average net assets up to $30 million, 0.90% of average net assets from $30 million to $100 million, and 0.78% of average net assets over $100 million. Pearl Management Company, the Funds' investment adviser and manager, pays any operating expenses beyond this limit. See Note 5 to the financial statements.

No-Load Investing. Pearl Total Return Fund can invest only in no-load (no sales
-----------------
charge and no redemption fee), low-load (2% or lower), or load-waived (due to large purchases) mutual funds. (The Fund can also invest in closed-end funds, but has not yet done so.) The Fund actively seeks to avoid loads completely. However, some of the mutual funds in which the Funds may invest may impose a 12b-1 fee. During 2000 and the first half of 2001 the Fund did not pay any sales charge or any redemption fee. All of the Fund's investments were made on a no-load basis.

Pearl Total Return Fund's asset size allows the Fund to invest in many mutual funds that waive their sales loads on large purchases. Thus, we are able to select no-load investments from a very wide range of funds.

Investment Strategy. Pearl Total Return Fund seeks long-term total return by
-------------------
being "primarily invested" (80% or more) in equity mutual funds at all times, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. "Equity mutual funds" are funds that invest primarily in common stocks and other equity securities, or whose primary investment objective is growth or capital appreciation.

This Fund has sought to limit shareholders' risk by holding a modest defensive position and by selecting some mutual funds that have a history of low volatility, or that use a "value" investment style, or both. Funds that invest in "value" stocks present the risk that such stocks may fall out of favor with investors and underperform growth stocks during given periods. All investments involve risks. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk. The risks of investing in the Funds are discussed in the Funds' prospectus.

Current Investments. On June 30, 2001, 93% of Pearl Total Return Fund's total
-------------------
assets were invested in equity mutual funds, 6% in income funds that primarily hold bonds, and 1% in cash (mostly in a money market fund). These investments are listed on page 8.

Since January 1, 2001, the Fund has been mostly invested (about 92-93%) in a diversified group of equity mutual funds that invest in U.S. and international markets. We continue to perceive many market risks -- such as continued overvaluation of many stocks, age of the business cycle, U.S. and world economic slowing, and heavy pressure on profits; all of which are discussed in the Fund's prospectus. However, we believe overall market risks have been reduced over the last six to twelve months as both stock prices and interest rates have come down, and we believe the reward/risk ratio is somewhat positive for the short-to-intermediate-term and better long-term.

We believe foreign stocks as a whole continue to offer a slightly better reward/risk ratio and more good values than are available in U.S. stocks -- although this relative advantage has narrowed recently as overseas economies have slowed. We recognize that foreign markets have unique risks, difficulties, and opportunities; all of which are discussed in the Fund's prospectus.

A more precise way to measure the Fund's asset allocation is its investment portfolio asset breakdown, which determines the Fund's indirect investments in asset categories through the mutual funds in its portfolio, by using the most recent information on the portfolio assets of these mutual funds. Using this method, on June 30, 2001, the Fund's investment portfolio asset breakdown was:
83% stocks (including 47% U.S. and 36% foreign stocks), 6% bonds, and 11% cash.

The net effect of investment changes (by the Fund and by its portfolio funds) from December 31, 2000 to June 30, 2001, measured by the investment portfolio asset breakdown, is: The Fund's indirect holding of stocks remained the same (at 83% of total assets). However, U.S. stocks increased (from 43% to 47% of total assets), while foreign stocks decreased (from 40% to 36% of total assets). The Fund's indirect holding of bonds decreased (from 8% to 6% of total assets) and cash increased (from 9% to 11% of total assets). In both U.S. and foreign equity funds, the Fund has slightly increased its emphasis on small to mid-size companies and has continued to emphasize value-style (versus growth-style) investing.

Given our somewhat cautious view of the stock markets, we continue to search for mutual funds with good performance and below-average risk records. This is a challenge. We diligently seek to select what we believe to be the best mutual funds for investment in view of changing market conditions. With this goal in mind, the Fund changed several investments during the year to date.

We believe Pearl Total Return Fund's current investments provide a reasonable reward/risk ratio in this market environment. Pearl Total Return Fund's portfolio composition will vary with changes in its portfolio investments. See the Statement of Net Assets for a complete listing of the Fund's holdings.

Recent Developments Regarding Pearl Aggressive Growth Fund. During July, Pearl
----------------------------------------------------------
Aggressive Growth Fund's total assets were more than $11,000,000, partially a result of investments from new shareholders and primarily resulting from existing shareholders exchanging their Pearl Total Return Fund shares into Pearl Aggressive Growth Fund shares.

Pearl Aggressive Growth Fund seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds. This Fund invests in money market funds only to meet its cash flow needs. It almost never takes a temporary defensive position, although it has the ability to do so if Pearl Management Company determines that extreme circumstances exist.

This Fund is now 99% invested in equity mutual funds and has a portfolio of 11 equity funds and one money market fund.

At close of Tuesday, July 31, 2001:       Pearl Total         Pearl Aggressive
                                          Return Fund               Growth Fund

NAV (net asset value) per share           $10.94              $10.09

Total return, year to date *                3.80 %              0.90 % *

Total net assets                          $50,412,975         $11,758,934

* Pearl Aggressive Growth Fund's total return is for the period beginning July 2, 2001, when this Fund began operations. Total return figures are not annualized.

For more information, please see the Prospectus or the Performance page of the Funds' Website (www.pearlfunds.com) and page 2 of this Semiannual Report. Past performance does not predict future performance.

Our Goals. We continue working to improve performance, to wisely select and
---------
change our investments in mutual funds, and to achieve long-term growth of your capital in both Pearl Total Return Fund and Pearl Aggressive Growth Fund.

Please call, write, fax, or e-mail us if you have any question.

Sincerely,

/s/ David M. Stanley    /s/ Robert H. Solt             /s/ Kevin J. Burns

    David M. Stanley        Robert H. Solt                 Kevin J. Burns
    Chairman and            Executive Vice President,      Vice President of
    President               Secretary, & Treasurer         Investment Management

Attached: Mutual Selection Fund unaudited financial statements (June 30, 2001)

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
                            STATEMENT OF NET ASSETS
                                 June 30, 2001

ASSETS:

  INVESTMENTS in mutual funds, all common                                                      % of
   stocks of unaffiliated issuers:                                              Shares          net           Market
                                                                                owned         assets           value
                                                                            -------------  ------------  ----------------
   Equity mutual funds:
     American Century International Discovery, Instl........................     138,329         2.53%        $1,579,720
     Artisan Mid Cap Fund ..................................................      72,870         3.09%        $1,925,944
     Berger Small Cap Value Fund, Institutional ............................     270,835        12.82%         7,992,335
     First Eagle SoGen Overseas Fund, Institutional ........................     671,312        12.95%         8,075,883
     Longleaf Partners Small-Cap Fund ......................................      46,458         1.85%         1,151,230
     Meridian Value Fund ...................................................     158,678         7.88%         4,915,835
     Nicholas-Applegate Intl. Small Cap Growth, Instl.......................     102,674         4.02%         2,505,247
     Oakmark International Fund ............................................     352,943         8.79%         5,477,676
     Oakmark Select Fund ...................................................      38,619         1.62%         1,011,805
     State Street Research Aurora, Class A .................................     138,986         7.17%         4,469,785
     Tweedy Browne Global Value Fund .......................................     334,691        10.98%         6,844,428
     Wasatch Core Growth Fund ..............................................     136,596         8.29%         5,170,166
     Weitz Partners Value Fund .............................................     295,941        10.59%         6,602,436
                                                                                           ----------    ---------------

                                                   TOTAL EQUITY MUTUAL FUNDS                    92.58%        57,722,490
                                                                                           ----------    ---------------

   Income mutual funds:
     PIMCO Total Return, Institutional......................................      42,694         0.71%           441,460
     Strong High Yield Bond Fund ...........................................     408,360         5.63%         3,507,816
                                                                                           ----------    ---------------

                                                   TOTAL INCOME MUTUAL FUNDS                     6.34%         3,949,276
                                                                                           ----------    ---------------

   Money market mutual fund:
     Vanguard Money Market Prime............................................     713,639         1.14%           713,639
                                                                                           ----------    ---------------

                              TOTAL INVESTMENTS (cost $59,782,833, including
                                     reinvested dividends and distributions)                   100.06%        62,385,405

  Cash......................................................................                     0.02%            10,587
  Accrued interest on bank account..........................................                     0.00%                16
                                                                                           ----------    ---------------

                                                                TOTAL ASSETS                   100.08%        62,396,008
                                                                                           ----------    ---------------
LIABILITIES:

  Investment advisory fee payable (Note 5)..................................                     0.07%            39,555
  Payable to adviser for expenses (Note 5)..................................                     0.01%             8,576
  Other liabilities.........................................................                     0.00%               736
                                                                                           ----------    ---------------

                                                           TOTAL LIABILITIES                     0.08%            48,867
                                                                                           ----------    ---------------

NET ASSETS, applicable to 5,631,320 shares of outstanding capital stock,
 $.01 par value, 20,000,000 shares authorized...............................                   100.00%       $62,347,141
                                                                                           ==========    ===============

    NET ASSET VALUE PER SHARE...............................................                                      $11.07
                                                                                                         ===============

NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)..................................                                 $60,148,270
   Accumulated undistributed net investment income (loss)                                                        (10,780)
   Accumulated undistributed short-term capital gains (losses)                                                  (449,675)
   Accumulated undistributed long-term capital gains                                                              56,755
   Net unrealized appreciation in value of investments                                                         2,602,571
                                                                                                         ---------------
     TOTAL NET ASSETS                                                                                        $62,347,141
                                                                                                         ===============

                       See notes to financial statements.

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
                           STATEMENTS OF OPERATIONS

                                                                                              Six Months Ended        Year Ended
                                                                                                  June 30,           December 31,
INVESTMENT INCOME                                                                                   2001                 2000
                                                                                              ---------------    -------------------
  Income:
    Dividends........................................................................               $266,687           $3,835,334
    Interest on bank account.........................................................                  2,108                1,266
                                                                                               -------------        -------------

                                                              TOTAL INVESTMENT INCOME                268,795            3,836,600
                                                                                               -------------        -------------

  Expenses, current year (Note 5):
    Associations.....................................................................                    306                2,995
    Auditing.........................................................................                 30,557               10,000
    Compensation of staff............................................................                      -                3,264
    Custodian fees...................................................................                      -                1,750
    Data processing..................................................................                  6,559                6,564
    Directors' fees (Note 6).........................................................                 14,807               28,400
    Government fees..................................................................                  7,501                   45
    Insurance........................................................................                 20,500                1,760
    Investment advisory fee..........................................................                230,105              448,542
    Legal services...................................................................                 52,710              105,306
    Meetings.........................................................................                  2,148                7,370
    Postage..........................................................................                    419                  368
    Printing and duplicating.........................................................                    255                  198
    Telephone........................................................................                      -                  274
                                                                                               -------------        -------------

                                                  TOTAL EXPENSES BEFORE REIMBURSEMENT                365,867              616,836

  Expenses of current year reimbursed by investment adviser to Fund pursuant to
   Investment Advisory Agreement and expense limit (Note 5)..........................                (86,111)             (71,908)
                                                                                               -------------        -------------

                                                                       TOTAL EXPENSES                279,756              544,928
                                                                                               -------------        -------------

                                                           NET INVESTMENT INCOME (LOSS)              (10,961)           3,291,672
                                                                                               -------------        -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

  Net realized gains (losses) on sales of mutual funds (securities of unaffiliated issuers):
     Net short-term gains (losses) on sales..........................................               (449,850)           2,312,627
     Net long-term gains on sales....................................................                 56,374              276,314
  Capital gains distributions from mutual funds......................................                 63,337            2,749,289
                                                                                               -------------        -------------

                                           NET REALIZED GAINS (LOSSES) ON INVESTMENTS               (330,139)           5,338,230

  Net increase (decrease) in unrealized appreciation in value of investments.........              3,316,799           (7,658,738)
                                                                                               -------------        -------------
                                                    NET GAINS (LOSSES) ON INVESTMENTS              2,986,660           (2,320,508)
                                                                                               -------------        -------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                  $2,975,699           $  971,164
                                                                                               =============        =============

                      See notes to financial statements.

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended         Year Ended
                                                                                      June 30,            December 31,
                                                                                        2001                  2000
                                                                                 ------------------    ------------------
FROM OPERATIONS:

  Net investment income (loss).................................................         ($10,961)          $ 3,291,672

  Net realized gains (losses) on investments...................................         (330,139)            5,338,230

  Net increase (decrease) in unrealized appreciation in value of investments...        3,316,799            (7,658,738)
                                                                                    ------------         -------------

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................        2,975,699               971,164
                                                                                    ------------         -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

  Dividends from investment income (net).......................................                -            (3,291,672)
  Distributions from net realized short-term gains.............................                -            (2,312,627)
  Distributions from net realized long-term gains..............................                -            (3,025,603)
                                                                                    ------------         -------------


        DECREASE IN NET ASSETS DUE TO DISTRIBUTIONS                                            -            (8,629,902)
                                                                                    ------------         -------------

FROM CAPITAL SHARE TRANSACTIONS:

  Received for shares sold (122,264 and 26,935 shares).........................        1,330,061               317,874

  Net asset value of shares (0 and 818,805 shares) issued in reinvestment of
    distributions..............................................................                -             8,630,212

  Paid on redemption of shares (77,559 and 159,921 shares).....................         (833,260)           (2,017,661)
                                                                                    ------------         -------------

         INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
                 (net increase of 44,705 and 685,819 shares)...................          496,801             6,930,425
                                                                                    ------------         -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS........................................       $3,472,500             ($728,313)

NET ASSETS:

  Beginning of period..........................................................       58,874,641            59,602,954
                                                                                    ------------         -------------

  End of period (including undistributed net investment income (loss) ($10,780)
   and $181, undistributed short-term capital gains (losses) ($449,675) and
   $175, and undistributed net realized long-term capital gains $120,092 and
   and $381)                                                                         $62,347,141           $58,874,641
                                                                                    ============         =============

                      See notes to financial statements.

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
           ---------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENT
                         ----------------------------


1. ORGANIZATION. Mutual Selection Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company (mutual fund). On July 2, 2001, Mutual Selection Fund, Inc. became Pearl Total Return Fund, a series of Pearl Mutual Funds, a Massachusetts business trust, pursuant to a tax-free reorganization and a registration statement with the Securities and Exchange Commission that became effective on that date. The Board of Trustees of Pearl Mutual Funds consists of the same seven persons who were the Board of Directors of Mutual Selection Fund, Inc. before the reorganization.

     The Fund invests only in other mutual funds. It may also purchase closed-end funds, U.S. Government securities, and money market instruments but has not yet done so.

     SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. (a) Investments in capital shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) The cost of investments in other mutual funds is increased by the amounts of reinvested dividends and capital gains distributions. (c) Securities transactions are accounted for on the trade date. (d) Dividend income and the Fund's distributions to its shareholders are recorded on the ex-dividend date. (e) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

2. INCOME TAXES. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of investment income
     (net) and realized gains so that the Fund will not be required to pay any federal or state income taxes. Therefore, the Fund makes no provision for income taxes.

3. COST AND APPRECIATION. The following amounts are based on cost for federal income tax purposes, including the amounts of all reinvested dividends and distributions as of June 30, 2001:

          Aggregate gross unrealized appreciation in value of all
               securities whose value exceeds tax cost.....         $ 5,411,011
          Aggregate gross unrealized depreciation in value of all
               securities whose tax cost exceeds value.....          (2,808,440)
                                                                    -----------
          Net unrealized appreciation......................         $ 2,602,571
          Aggregate cost of all securities owned at end             ===========
            of period, for federal income tax purposes,
            including the amount of all reinvested
            dividends and distributions....................         $59,782,833
                                                                    ===========

4. INVESTMENT TRANSACTIONS. The Fund's purchases and sales of investment securities (excluding money market mutual funds) were $16,973,518 and $16,663,309, respectively, for the first half of 2001 and $49,931,779 and $44,920,633, respectively, for 2000. Purchases include reinvestments of dividends and distributions.

5. INVESTMENT ADVISER; EXPENSES. Pearl Management Company (formerly, Mutual Selection Management Company) is the Fund's investment adviser (the "Adviser"). The Investment Advisory Agreement requires the Adviser to furnish investment advice and supervision, statistical and research services, and a complete program for management of the Fund's assets; assist the Fund in executing

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
           ---------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
                   -----------------------------------------


     purchases and sales; provide office space for the Fund; and pay the Fund's sales and promotion expenses and compensation of the Fund's executives.

     The Fund pays the Adviser a fee at the annual rate of 0.81% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.48% of the Fund's net assets in excess of $100,000,000. The Adviser is not a broker and does not receive any commission from the Fund.

     The Fund's total operating expenses in any year (including the Adviser's fee but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.96% of the Fund's average net assets up to $30,000,000; 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. The Adviser pays all the Fund's operating expenses beyond this limit. To ensure compliance with this limit, the Adviser pays substantially all the Fund's expenses (except the Adviser's fee) and is reimbursed by the Fund to the extent permitted by this limit. For the first half of 2001 the Adviser paid $135,762 of the Fund's expenses and received $49,651 reimbursement from the Fund, which included no reimbursement of previous years' expenses. For 2000 the Adviser paid $168,294 of the Fund's current year expenses and received $96,386 reimbursement from the Fund, which included no reimbursement of previous years' expenses. As of June 30, 2001, the Adviser had paid on behalf of the Fund, a cumulative net total of $91,376 nonreimbursed expenses which are to be reimbursed by the Fund in the future, subject to the annual expense limit. The Adviser waived any right to recover any other nonreimbursed expenses incurred before 2001.

     As of July 2, 2001, when the reorganization referred to in Note 1 became effective, the Investment Advisory Agreement was replaced by an Investment Management Agreement, Administrative Services Agreement, and Expense Limit Agreement. These agreements designate Pearl Management Company as the Fund's Manager. Effective July 2, 2001, the Manager's combined fees are at the annual rate of 0.86% of the Fund's average net assets up to $30,000,000; 0.77% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of the Fund's net assets in excess of $100,000,000. The expense limit remains essentially the same, but the Manager's recovery of nonreimbursed expenses is limited to a period of five years. The Manager has agreed to continue the expense limit at least through December 31, 2005.

     The Adviser and its officers, Directors, and shareholders, as a group, owned 1.04% of the Fund's outstanding shares as of June 30, 2001. Entities affiliated with one or more officers and directors of the Adviser owned 95.19% of the Fund's outstanding shares as of June 30, 2001.

6. COMPENSATION. The executive officers and one Director (David M. Stanley) of the Fund are also officers of the Adviser; they are paid by the Adviser and receive no compensation from the Fund. The Fund's six Directors who are not affiliated with the Adviser are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. De Jong, David L. Evans, and Robert W. Toborg. They received from the Fund Directors' fees of $14,807 for the first half of 2001 and $28,400 for 2000. These fees were paid by the Adviser on behalf of the Fund and have been reimbursed by the Fund in accordance with the expense limit (Note 5).

7. DISTRIBUTIONS. On January 25, 2001 the Fund paid an income dividend of $.6904 per share (aggregate amount $3,291,696) from 2000 investment income
    (net), a short-term capital gains distribution of $.4851 per share (aggregate amount $2,312,864) from 2000 realized short-term capital gains, and a long-term capital gains distribution of $.6346 per share (aggregate amount $3,025,652) from 2000

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
           ---------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
                   -----------------------------------------

     realized long-term capital gains, to shareholders of record on December 31, 2000. On January, 27, 2000, the Fund paid an income dividend of $.4476 per share (aggregate amount $2,010,350) from 1999 investment income (net), a short-term capital gains distribution of $.3017 per share (aggregate amount $1,355,055), and a long-term capital gains distribution of $.3591 per share (aggregate amount $1,612,861) from 1999 realized long-term capital gains, to shareholders of record on December 31, 1999. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date. Because of rounding, the amounts paid vary slightly from the distributions reported in the financial statements.

           MUTUAL SELECTION FUND (CURRENTLY PEARL TOTAL RETURN FUND)
                             FINANCIAL HIGHLIGHTS

                               Six months
                                 ended
SELECTED PER-SHARE DATA         June 30,                                  Year ended December 31,
 derived from the                2001      -----------------------------------------------------------------------------------------
 financial statements         (unaudited)    2000      1999     1998     1997     1996     1995     1994      1993    1992     1991
Net asset value,
  beginning of period........    10.54      12.16   $ 10.45  $ 11.23  $ 10.94  $ 10.15  $  9.13  $  9.87   $  9.11  $ 8.69   $ 7.22
                               -------    -------  --------  -------  -------  -------  -------  -------   -------  ------   -------
Income from Investment
 Operations
Investment income (net)....       0.00       0.69      0.45     0.23     0.42     0.20     0.26     0.26      0.22    0.26     0.32
Net realized and unrealized
 gain (loss) on investments       0.53      (0.50)     2.37     0.29     1.19     1.24     1.67    (0.58)     0.99    0.42     1.47
                               -------    -------  --------  -------  -------  -------  -------  -------   -------  ------   -------
Total investment operations       0.53       0.19      2.82     0.52     1.61     1.44     1.93    (0.32)     1.21    0.68     1.79
                               -------    -------  --------  -------  -------  -------  -------  -------   -------  ------   -------

Less Distributions (Note 7)

Dividends from investment
 income (net)..............      None       (0.69)    (0.45)   (0.23)   (0.42)   (0.20)   (0.26)   (0.26)    (0.22)  (0.26)   (0.32)
Distributions from net
 realized short-term capital
 gains on investments......      None       (0.49)    (0.30)   None     (0.08)   (0.11)   (0.20)    None      None    None    None
Distributions from net
 realized long-term capital
 gains on investments......      None       (0.63)    (0.36)   (1.07)   (0.82)   (0.34)   (0.45)   (0.16)    (0.23)   None    None
                               -------    -------  --------  -------  -------  -------  -------  -------   -------  ------   -------
Total distributions........      None       (1.81)    (1.11)   (1.30)   (1.32)   (0.65)   (0.91)   (0.42)    (0.45)  (0.26)   (0.32)
                               -------    -------  --------  -------  -------  -------  -------  -------   -------  ------   -------
Net asset value,
 end of period.............    $ 11.07    $ 10.54   $ 12.16  $ 10.45  $ 11.23  $ 10.94  $ 10.15  $  9.13   $  9.87  $ 9.11   $ 8.69
                               =======    =======  ========  =======  =======  =======  =======  =======   =======  ======   =======
--------------------------------------    -----------------------------------  -----------------------------------------------------
Total Return                      5.03%      1.56%    26.99%    4.60%   14.75%   14.19%   21.13%   (3.19%)   13.27%   7.80%   24.72%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
 (thousands of dollars)....     62,347     58,875    59,603   48,752   46,662   32,910   25,623    7,557     4,409   1,842    1,692
Ratio of expenses to
 average net assets........       0.93%*     0.93%     0.92%    0.94%    0.93%    0.95%    1.06%    1.48%     1.38%   1.49%    1.48%
Ratio of investment income
 (net) to average net
assets.....................      -0.04%*     5.62%     3.85%    1.94%    3.82%    1.87%    4.52%    3.09%     4.19%   2.96%    4.03%
Portfolio turnover (excluding
 money market mutual funds)         56%*       78%       85%      79%      55%      78%     102%      87%       71%     19%      34%

                     See notes to financial statements.
* Annualized

Bell, Boyd & Lloyd                           THREE FIRST NATIONAL PLAZA
                                             70 WEST MADISON STREET, SUITE 3300
                                             CHICAGO, ILLINOIS 60602-4207
                                             312 372-1121  FAX  312 372-2098
MARY T. CAPASSO
312  807-4219                                OFFICES IN CHICAGO
mcapasso@bellboyd.com                        AND WASHINGTON, D.C.


                                August 28, 2001



BY EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                              Pearl Mutual Funds
                      1933 Act Registration No. 333-53390
                      1940 Act Registration No. 811-10261

                              Semi-Annual Report


Ladies and Gentlemen:

     On behalf of Pearl Mutual Funds (the "Fund") and in accordance with Rule 30d-1 under the Investment Company Act of 1940, we are transmitting for filing the semi-annual report to shareholders of the Fund for the period ended June 30, 2001.

                                Very truly yours,

                                /s/  Mary T. Capasso

                                Mary T. Capasso